FORM 8-K

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                   CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
         1934


         Date of Report (Date of earliest event reported) June  19, 1997


                          Empire State Building Associates
               (Exact name of registrant as specified in its charter)


         New York Partnership       0-827                 13-6084254
         (State or other            (Commission File      (I.R.S. Employer
         jurisdiction of            Number)               Identification No.)
         incorporation)


                    60 East 42nd Street, New York, New York 10165
                      (Address of principal executive offices)
                                     (Zip Code)


                                   (212) 687-8700
                (Registrant's telephone number, including area code)


                                         N/A
         (Former name, former address and formal fiscal year, if changed since last report)







         Item 5.   Other Events

         A complaint has been filed on June 19, 1997 in the Supreme Court of the State of New York, County of New York by Wien & Malkin LLP as Supervisor and Peter L. Malkin, individually as partner in and on behalf of Empire State Building Associates, Empire State Building Company, Fifth Avenue Building Associates, 200 Fifth Avenue Associates, Navarre-500 Building Associates, 500-512 Seventh Avenue Associates, Marlboro Building Associates, 1359 Broadway Associates, 112 West 34th Street Associates, 112 West 34th Street Company, Seventh & 37th Building Associates, 501 Seventh Avenue Associates, 60 East 42nd Street Associates, Lincoln Building Associates, 250 West 57th St. Associates, Fisk Building Associates, 1333 Broadway Associates, 1350 Broadway Associates, and 1400 Broadway Associates ("Plaintiffs") against Helmsley-Spear, Inc., and Leona M. Helmsley ("Defendants").

         A copy of the complaint is annexed.






                                     SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                   The individual signing this report on behalf of Registrant is Attorney-in-Fact for Registrant and each of the Partners in Registrant, pursuant to Powers of Attorney, dated August 6, 1996 (the "Power").

         EMPIRE STATE BUILDING ASSOCIATES
         (Registrant)



         By: /s/ Stanley Katzman
             Stanley Katzman, Attorney-in-Fact*


         Date:  June 26, 1997


                   Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the undersigned as Attorney-in-Fact for each of the Partners in Registrant, pursuant to the Power, on behalf of Registrant and as a Partner in Registrant on the date indicated.


         By: /s/ Stanley Katzman
             Stanley Katzman, Attorney-in-Fact*


         Date:  June 26, 1997










         ______________________
            * Mr. Katzman supervises accounting functions for Registrant.






                                    EXHIBIT INDEX


            Number                   Document                      Page*


            25        Power of Attorney dated August 6,
                      1996, between Peter L. Malkin, John L.
                      Loehr and Stanley Katzman, the
                      partners in Registrant and Richard A.
                      Shapiro and Stanley Katzman, filed as
                      Exhibit 25 to Registrant's Form 10-Q
                      for the quarter ended September 30,
                      1996 and is incorporated by reference
                      as an exhibit hereto.

            28 Complaint filed on June 19, 1997 in the Supreme Court of the State of New York, County of New York by Wien & Malkin LLP as Supervisor and Peter L. Malkin, individually as partner in and on behalf of Empire State Building Associates, Empire State Building Company, Fifth Avenue Building Associates, 200 Fifth Avenue
                      Associates, Navarre-500 Building
                      Associates, 500-512 Seventh Avenue
                      Associates, Marlboro Building
                      Associates, 1359 Broadway Associates,
                      112 West 34th Street Associates, 112
                      West 34th Street Company, Seventh &
                      37th Building Associates, 501 Seventh
                      Avenue Associates, 60 East 42nd Street
                      Associates, Lincoln Building
                      Associates, 250 West 57th St.
                      Associates, Fisk Building Associates,
                      1333 Broadway Associates, 1350
                      Broadway Associates, and 1400 Broadway
                      Associates against Helmsley-Spear,
                      Inc. and Leona M. Helmsley.







         ______________________
         *    Page references are based on sequential numbering system.